Exhibit 99.1

IASLC
2023 World Conference on Lung Cancer
SEPTEMBER 9-12, 2023 | SINGAPORE

Multicenter Phase II Trial Of LN-145 TIL Cell Therapy Plus Pembrolizumab in Patients With ICI-Naïve Metastatic NSCLC



Adam Schoenfeld[1]; Kai He[2]; Jason Chesney[3]; Edward Garon[4]; Jorge Nieva[5]; Adrian Sacher[6]; Sylvia Lee[7]; Friedrich Graf Finckenstein[8]; Rana Fiaz[8]; Melissa Catlett[8]; Guang Chen[8]; Viktoria Gontcharova[8]; Benjamin C. Creelan[9]

[1]**Memorial Sloan Kettering Cancer Center, New York, NY, USA;** [2]James Cancer Center, The Ohio State University, Columbus, OH, USA; [3]James Graham Brown Cancer Center, University of Louisville, Louisville, KY, USA; [4]University of California Los Angeles, Los Angeles, CA, USA; [5]University of Southern California, Los Angeles, CA, USA; [6]Princess Margaret Cancer Centre, Toronto, Ontario, Canada; [7]Fred Hutchinson Cancer Center, Seattle, WA, USA; [8]Iovance Biotherapeutics, Inc., San Carlos, CA, USA; [9]H. Lee Moffitt Cancer Center and Research Institute, Tampa, FL, USA

Adam Schoenfeld, Memorial Sloan Kettering Cancer Center, New York, NY, USA
1.

IOV-COM-202 3A: LN-145 + anti–PD-1 in ICI-naïve mNSCLC

Merging Potent Immunotherapy Modalities

Introduction

- Benefit from front-line ICI ± chemotherapy in patients with mNSCLC is limited by primary and secondary resistance
- TIL cell therapy has produced durable objective responses in patients with extensively pretreated mNSCLC[1,2]
- Integration of TIL cell therapy in front-line regimens may improve long-term benefit

Methods and Objective

- IOV-COM-202 (NCT03645928) is a global, phase 2, multicenter, multicohort open-label study of autologous TIL cell therapy in patients with solid tumors
- Cohort 3A includes patients with anti–PD-1/PD-L1 naïve locally advanced or metastatic NSCLC with disease progression
- We report data for patients in Cohort 3A treated with LN-145 plus pembrolizumab (**Figure 1**)

Figure 1. Treatment Regimen and IL-2 Dosing



GMP Manufacturing (22 days)
Assessment Period: Day 0 to EOA
EOA
EOS
Screening
Enrollment / Tumor Tissue Procurement for LN-145 Manufacturing
Single Dose Pembrolizumab (200 mg or 400 mg)
NMA-LD
Day -7 to Day -6: CY (60 mg/kg daily × 2 doses)
Day -5 to Day -1: FLU (25 mg/m2 daily × 5 doses)
LN-145 Infusion
Day 0
(1 × 10^9 to 150 × 10^9 cells)
IL-2
Day 0 or 1 to Day 3 or 4
≤6 Doses^a
(600,000 IU/kg)
Pembrolizumab
Q3W (200 mg) or Q6W (400 mg) for ≤24 months
Efficacy Follow-up
Long-term Follow-up
EOT
Progression or New Therapy

1. Schoenfeld A, et al. *J Immunother Cancer* 2021;9(Suppl 2):A458. 2. Creelan BC, et al. *Nat Med* 2021;27(8):1410–1418.

[a]Every 8–12 hours (3–24 hours after completion of LN-145 infusion).

CY, cyclophosphamide; EOA, end of assessment; EOS, end of study; EOT, end of treatment; FLU, fludarabine; GMP, Good Manufacturing Practice; ICI, immune checkpoint inhibitor; IL-2, interleukin-2; IU, international units; mNSCLC, metastatic non-small cell lung cancer; NMA-LD, non-myeloablative lymphodepletion; PD-1, programmed cell death protein 1; PD-L1, programmed death ligand-1; TIL, tumor-infiltrating lymphocyte.

2.

Adam Schoenfeld, Memorial Sloan Kettering Cancer Center, New York, NY, USA

Results: Baseline Demographics and Safety Data

Majority of Patients Were PD-L1–Negative With High Disease Burden

Table 1. Baseline Patient and Disease Characteristics

Characteristics	Cohort 3A (N=19)
Median age, y (min, max)	55.4 (35, 68)
Never tobacco use, n (%)[a]	7 (36.8)
Median prior lines of systemic therapy by prior therapy subgroup, n (min, max)	1 (0, 4)
Treatment-naïve (n=5)[b]	0 (0, 1)
Post-chemotherapy (n=7)[c]	1 (1, 3)
EGFR-mutated post-TKI (n=7)[d]	2 (1, 4)
Nonsquamous histologic cell type, n (%)[e]	18 (94.7)
Driver mutation-positive, n (%)[f]	13 (68.4)
EGFR	7 (36.8)
KRAS[g]	6 (31.6)
NTRK	1 (5.3)
PD-L1 tumor proportion score, n (%)[h]	
<1%	**13 (68.4)**
1-49%	2 (10.5)
≥50%	4 (21.1)
Median number of target and nontarget lesions, n (min, max)	4 (2, 10)
Median target lesion SOD, mm (min, max)	**61.0 (13, 218)**
Anatomic site of TTPS, n (%)[i]	
Lung	8 (42.1)
Lymph node	5 (26.3)
Median time from TTPS to LN-145 infusion, d (min, max)	39.0 (34, 84)
Median LN-145 dose, $\times 10^9$ cells (min, max)	23.5 (2.8, 57.6)

Table 2. Non-hematologic TEAEs in ≥30% of Patients[j]

Preferred Term, n (%)	Cohort 3A (N=19)	
	Any grade	Grade 3/4
Pyrexia	15 (78.9)	1 (5.3)
Hypoxia	14 (73.7)	11 (57.9)
Chills	13 (68.4)	0
Dyspnea	12 (63.2)	4 (21.1)
Fatigue	10 (52.6)	3 (15.8)
Cough	9 (47.4)	0
Diarrhea	9 (47.4)	0
Hypotension	9 (47.4)	3 (15.8)
Nausea	9 (47.4)	1 (5.3)
Febrile neutropenia	8 (42.1)	8 (42.1)
Hypoalbuminemia	8 (42.1)	1 (5.3)
Sinus tachycardia	8 (42.1)	0
Hypophosphatemia	7 (36.8)	6 (31.6)
Hypertension	7 (36.8)	2 (10.5)
Peripheral edema	7 (36.8)	1 (5.3)
Constipation	6 (31.6)	0
Hyponatremia	6 (31.6)	2 (10.5)
Hyperglycemia	6 (31.6)	1 (5.3)
Maculopapular rash	6 (31.6)	0
Musculoskeletal chest pain	6 (31.6)	0

Table 3. Grade 3/4 Hematologic Lab Abnormalities

Preferred Term, n (%)	Cohort 3A (N=19)
	Grade 3/4
Neutropenia	19 (100)
Leukopenia	19 (100)
Lymphopenia	19 (100)
Thrombocytopenia	17 (89.5)
Anemia	15 (78.9)

Data cutoff: 26 June 2023

- Patients were **largely PD-L1–negative**, with **high burden of disease** (**Table 1**)
- TEAEs were consistent with the underlying disease and the known safety profiles of non-myeloablative lymphodepletion and IL-2 (**Table 2; Table 3**)
- No Grade 5 TEAE was reported

[a]12 patients (63.2%) were former smokers. [b]ICI-naïve patients who are treatment naïve in metastatic setting (n=5); 1 patient received neoadjuvant chemotherapy. [c]ICI-naïve patients who received prior chemotherapy (n=7). [d]ICI-naïve *EGFR*-mutated patients who received prior TKI therapy (n=7). [e]1 patient (5.3%) had squamous cell carcinoma. [f]Genes assessed include *BRAF*, *EGFR*, *ALK*, *ROS1*, *KRAS*, and *NTRK*; some patients did not have all genes assessed. [g]1 patient had a *KRAS* G12C mutation. [h]As adjudicated between site-reported and central-laboratory data; 8 of the patients with PD-L1–negative disease were *EGFR* wild-type. [i]6 patients (26.3%) had other site, including bone, liver, skin/subcutaneous, buttock, post chest wall, and pleura (n=1 each). [j]Per CTCAE v4.03; TEAEs include AEs that occur from the earlier of the first dose of pembrolizumab or LN-145 infusion, up to 30 days after the later of the last dose of pembrolizumab or LN-145 infusion or start of a new anticancer therapy.

AE, adverse event; IL-2, interleukin 2; PD-L1, programmed death ligand-1; SOD, sum of diameters; TEAE, treatment-emergent adverse event; TKI, tyrosine kinase inhibitor; TTPS, tumor tissue procurement surgery.

Adam Schoenfeld, Memorial Sloan Kettering Cancer Center, New York, NY, USA

3.

Adam Schoenfeld, Memorial Sloan Kettering Cancer Center, New York, NY, USA 4. • Median study follow - up was 18.2 months • 76.5% of patients experienced reduction in tumor burden ( Figure 2 ) • ORR was 42.1% ( Table 4 ); ORRs by prior therapy were: • Treatment - naïve: 80.0% (4/5) • Post - chemotherapy: 42.9% (3/7) • EGFR - mutated post - TKI: 14.3% (1/7) • Treatment - naïve or post - chemotherapy: 58.3% (7/12) Best Overall Response Cohort 3A (N=19) n/N % (95% CI) ORR 8/19 42.1 (20.3, 66.5) DCR 15/19 78.9 (54.4, 93.9) CR 2/19 10.5 PR 6/19 31.6 SD 7/19 36.8 PD 2/19 10.5 NE 2/19 10.5 Table 4. Best Overall Response Results: Clinical Efficacy in ICI - naïve mNSCLC Responses (RECIST v1.1) Observed Independent of PD - L1 Status *PD - L1 status (%) as adjudicated between site - reported and central - laboratory data. CR, complete response; DCR, disease control rate; ICI, immune checkpoint inhibitor; mNSCLC , metastatic non - small cell lung cancer; NE, non - evaluable; ORR, objective response rate; PD - L1, programmed death ligand - 1; PD, progressive disease; PR, partial response; SD, stable disease; SOD, sum of diameters; TKI, tyrosine kinase inhibitor. Figure 2. Best Percentage Change from Baseline in Target Lesion SOD for Evaluable Patients ORR (95% CI): 80.0% (28.4%, 99.5%) ORR (95% CI): 14.3% (0.4%, 57.9%) 100 80 60 40 20 0 - 20 - 40 - 60 - 80 - 100 Treatment - naïve Post - chemotherapy EGFR - mutated post - TKI ≥50* ≥50* <1* ≥50* ≥50* <1* <1* <1* <1* <1* <1* <1* <1* 1 - 49* <1* <1* 1 - 49* % Change from Baseline Best Overall Response PD PR SD CR ORR (95% CI): 42.9% (9.9%, 81.6%)

Adam Schoenfeld, Memorial Sloan Kettering Cancer Center, New York, NY, USA 5. Results: Clinical Efficacy in ICI - naïve mNSCLC Durable Responses Were Observed a As adjudicated between site - reported and central - laboratory data. b The following genes were tested: BRAF , EGFR , ALK , ROS1 , KRAS , and NTRK . c Patient received prior neoadjuvant chemoradiotherapy. d ROS1 , NTRK not assessed. e NTRK not assessed. BOR, best overall response; CR, complete response; ICI, immune checkpoint inhibitor; mNSCLC, metastatic non - small cell lung canc er; PD - L1, programmed death ligand - 1; PR, partial response; SOD, sum of diameters; TKI, tyrosine kinase inhibitor; TPS, tumor proportion score. Figure 3. Time to Response, Duration of Response, and Time on Efficacy Assessment for Confirmed Responders (PR or Better) • 4 responses occurred in 8 patients with EGFR wild - type, PD - L1 – negative disease (50%) ( Figure 3 ) • Responses deepened over time in a subgroup of patients ( Figure 4 ) Figure 4. Percentage Change from Baseline in Target Lesion SOD CR PR SD PD 3A - 16 (PD) 3A - 03 (PD) 3A - 15 (SD) 3A - 19 (SD) 3A - 18 (SD) 3A - 05 (SD) 3A - 07 (SD) 3A - 08 (SD) 3A - 01 (SD) 3A - 04 (PR) 3A - 11 (PR) 3A - 17 (PR) 3A - 02 (PR) 3A - 10 (PR) 3A - 09 (PR) 3A - 14 (CR) 3A - 13 (CR) Baseline Day 42 Day 84 Day 126 Month 6 Month 9 Month 12 Month 15 Month 18 Visit - 100 - 80 - 60 - 40 - 20 0 20 40 60 80 Percentage Change Best Response Subgroup Pt PD - L1 TPS (%) a Mutation Status b BOR on Study Treatment - naïve 3A - 02 c <1 None detected PR 3A - 04 ≥50 KRAS G12V mutated PR 3A - 17 ≥50 KRAS G12V mutated PR 3A - 10 ≥50 None detected PR Post - chemotherapy 3A - 11 <1 None detected d PR 3A - 13 <1 None detected e CR 3A - 09 <1 NTRK gene fusion PR EGFR - mutated post - TKI 3A - 14 1 - 49 EGFR mutated CR 0 Time (Months) Since LN - 145 Infusion 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 Ongoing on Study CR start PR start Progression Pembrolizumab

Adam Schoenfeld, Memorial Sloan Kettering Cancer Center, New York, NY, USA 6. • Clones from the infused TIL product persisted similarly in responders and nonresponders ( Figure 5 ) * Bars represent standard error. TCR, T - cell receptor; TIL, tumor - infiltrating lymphocyte. Figure 5. Persistence of Infused TIL* Infused TCR Clonotypes Over Time and Cell Dose Infused TIL Persist in Peripheral Blood and Cell Dose Did Not Differ By Response • Total cell dose infused was similar among responders and nonresponders ( Figure 6 ) Figure 6. Total Cell Dose Time % TCR Repertoire Pre - Infusion Day 4 0 50 100 Day 42 Nonresponder Responder Total Dose (billion) 0 20 40 60 p = 0.62

• In patients with ICI - naïve mNSCLC, activity of LN - 145 plus pembrolizumab was greater than what has previously been reported for LN-145 monotherapy or pembrolizumab alone and was not limited by PD - L1 TPS • Overall, the ORR was 42.1% • Treatment - naïve: 80.0% (4/5) • Post - chemotherapy: 42.9% (3/7) • EGFR - mutated post - TKI: 14.3% (1/7) • Treatment - naïve or post - chemotherapy: 58.3% (7/12) • EGFR wild - type, PD - L1 – negative disease: 50.0% (4/8) • No new safety signals were observed with pembrolizumab addition to the LN-145 regimen • Durable and deepening responses (up to 15.4 months and ongoing) were observed and TIL clones persisted after infusion • No difference was observed in cell dose infused for responders and nonresponders • These results support further clinical investigation of LN - 145 in ICI - naïve mNSCLC and inform design of a phase 3 study of LN - 14 5 added to front - line standard of care therapy for patients with mNSCLC Adam Schoenfeld, Memorial Sloan Kettering Cancer Center, New York, NY, USA 7. ICI, immune checkpoint inhibitor; mNSCLC, metastatic non - small cell lung cancer; ORR, objective response rate; PD - L1, programmed death ligand - 1; TKI, tyrosine kinase inhibitor; TPS, tumor proportion score. Trial Conclusions TIL Cell Therapy Activity May Be Independent of PD - L1 Status in ICI - naïve mNSCLC Copies of this presentation obtained through QR (Quick Response) and/or text key codes are for personal use only and may not be reproduced without written permission of the authors.